UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, on August 31, 2016, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated February 26, 2016 (as amended, the “Merger Agreement”), by and among Apollo Commercial Real Estate Finance, Inc. (the “Company”), Apollo Residential Mortgage, Inc., a Maryland corporation (“AMTG”), and Arrow Merger Sub, Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), AMTG merged with and into the Company, with the Company continuing as the surviving entity in the merger (the “Merger”).

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2016 and the year ended December 31, 2015. The pro forma financial statements give pro forma effect to the Merger and certain related transactions that occurred in connection with the Merger. The pro forma financial statements are derived from the historical financial statements of the Company and AMTG. The pro forma financial statements reflect the consummated Merger and related transactions.

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited consolidated financial statements of AMTG and its subsidiaries as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, along with the report of the independent registered public accounting firm, Deloitte & Touche LLP. AMTG adopted Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs, on a retrospective basis on January 1, 2016. The standard amends existing guidance to require the presentation of debt issuance costs that are not related to revolving line-of-credit arrangements in the balance sheet as a deduction from the carrying amount of the related debt liability instead of as an asset. Because the amounts were immaterial (unamortized debt issuance costs of $55 thousand and $29 thousand as of December 31, 2015 and 2014, respectively), the previously issued consolidated financial statements included in this Current Report on Form 8-K have not been retroactively adjusted for incorporation herein.

Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited condensed consolidated financial statements of AMTG and its subsidiaries as of June 30, 2016 and for the three and six months ended June 30, 2015 and 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Unaudited pro forma condensed combined financial statements of Apollo Commercial Real Estate Finance, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015 and the related notes thereto.

99.2	Audited consolidated balance sheets of Apollo Residential Mortgage, Inc. and subsidiaries as of December 31, 2015 and 2014 and the audited consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2015 and the related notes thereto.

99.3	Unaudited condensed consolidated balance sheets of Apollo Residential Mortgage, Inc. and subsidiaries as of June 30, 2016 and December 31, 2015 and the unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three and six months ended June 30, 2016 and 2015 and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Jai Agarwal
Name: Jai Agarwal
Title: Chief Financial Officer, Treasurer and Secretary

Date: November 7, 2016

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Unaudited pro forma condensed combined financial statements of Apollo Commercial Real Estate Finance, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015 and the related notes thereto.

99.2	Audited consolidated balance sheets of Apollo Residential Mortgage, Inc. and subsidiaries as of December 31, 2015 and 2014 and the audited consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2015 and the related notes thereto.

99.3	Unaudited condensed consolidated balance sheets of Apollo Residential Mortgage, Inc. and subsidiaries as of June 30, 2016 and December 31, 2015 and the unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three and six months ended June 30, 2016 and 2015 and the related notes thereto.